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            Prudential Institutional Liquidity Portfolio, Inc.
                     (Institutional Money Market Series)
                  Supplement dated January 9, 1997 to the
                       Prospectus dated May 30, 1996

The following information supplements "How the Fund Invests -
Investment Objective and Policies - Other Money Market Instruments."

     The Series may invest in commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or foreign governments, their agencies and instrumentalities, maturing in thirteen months or less, denominated in U.S. dollars which, at the date of investment, are of "eligible quality."

The following information supplements "How the Fund Invests -
Investment Objective and Policies - Risks of Investing in Foreign
Securities."

     Risks of Investing in Foreign Securities. There is no limitation on the percentage of the Series' assets that may be invested in foreign securities. Since the portfolio of the Series may contain obligations of foreign issuers, an investment in the Series involves certain risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and such issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

The following information supplements "How the Fund Invests -
Other Investments and Policies - Illiquid Securities."

     The Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

MF137C-1 (1/9/97)